                               AMENDMENT NO. I TO
                                  SCHEDULE I OF
                           THE DISTRIBUTION AGREEMENT


         This Amendment to the Schedule I to the Distribution Agreement between Delaware Pooled Trust and Delaware Distributors, L.P. originally entered into as of May 15, 2003 and amended November 30, 2003 (the "Agreement"), lists the Series and Classes for which Delaware Distributors, L.P. provides distribution services pursuant to this Agreement, along with the 12b-1 Plan rates, if applicable, for each class and the date on which the Agreement became effective for each Series.

------------------------------------- --------------------- ----------------------- ---------------------- ----------------------

                                                                                   Portion    designated
                                                            Total 12b-1 Plan Fee   as  Service  Fee Rate
                                                            Rate (per annum of     (per annum of the
                                                            the Series' average    Series' average
                                                            daily net assets       daily net assets
                                                            represented by         represented by               Original
Series Name                           Class Names           shares of the Class)   shares of the  Class)      Effective Date
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Growth II Equity                                                                             November 30, 2003
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Large-Cap Value Equity Portfolio                                                                       April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Mid-Cap Growth Equity Portfolio                                                                        April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Equity Portfolio    The International                                                    April 19, 2001
                                      Equity Portfolio
                                      Original Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      The International             0.20%                                  November 1, 2001
                                      Equity Portfolio
                                      Class P
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Intermediate Fixed Income                                                                              April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Global Fixed Income Portfolio                                                                          April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Fixed Income                                                                             April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Large-Cap Growth Equity                                                                                April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The High-Yield Bond Portfolio                                                                              April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Labor Select International                                                                             April 19, 2001
Equity Portfolio
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The Real Estate Investment Trust      The Real Estate                                                      April 19, 2001
Portfolio                             Investment Trust
                                      Portfolio Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            0.30%                                  April 19, 2001
                                      A Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            1.00%                   0.25%          April 19, 2001
                                      B Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            1.00%                   0.25%          April 19, 2001
                                      C Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            0.60%                                  May 15, 2003
                                      R Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund                                                   April 19, 2001
                                      Institutional Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------

------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Emerging Markets Portfolio                                                                             April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Global Equity Portfolio                                                                                April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Real Estate Investment Trust                                                                           April 19, 2001
Portfolio II
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Aggregate Fixed Income Portfolio                                                                       April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Core Plus Fixed Income Portfolio                                                                       June 28, 2002
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Small-Cap                                                                                April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The All-Cap Growth Equity Portfolio                                                                        April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Growth Equity                                                                                April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Value Equity Portfolio                                                                       April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Select Equity Portfolio                                                                                April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Large-Cap Equity                                                                         April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------

DELAWARE DISTRIBUTORS, L.P.
By: DELAWARE DISTRIBUTORS, INC., General Partner


By:    Kevin J. Lucey
       -------------------------
Name:  Kevin J. Lucey
Title: Executive Vice President


DELAWARE POOLED TRUST
on behalf of the Series
listed on Schedule I


By:      Jude T. Driscoll
         ----------------
Name:    Jude T. Driscoll
Title:   Chairman

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